UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

July 13, 2011

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Ameren Corporation and its registrant subsidiary Union Electric Company, doing business as Ameren Missouri, are each filing this Amendment No. 1 on Form 8-K/A to their Current Report on Form 8-K filed with the United States Securities and Exchange Commission on July 15, 2011 (“Form 8-K”). When the Form 8-K was filed in the EDGAR system, the EDGAR tag for Item 8.01 was included but the EDGAR tag for Item 2.06 was inadvertently omitted. This Form 8-K/A amends the Form 8-K to include, for purposes of filing in the EDGAR system, the EDGAR tag for Item 2.06. All other information in the Form 8-K remains unchanged.

ITEM 2.06 Material Impairments.

The disclosure provided under Item 2.06 in the Form 8-K remains unchanged.

ITEM 8.01 Other Events.

The disclosure provided under Item 8.01 in the Form 8-K remains unchanged.

This combined Form 8-K/A is being filed separately by Ameren Corporation and Union Electric Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

UNION ELECTRIC COMPANY
(Registrant)

/s/ Warner L. Baxter
Warner L. Baxter
Chairman, President and Chief Executive Officer

Date: July 20, 2011